Exhibit 99.1

At the Company
Christina Goethe	Jeff Goeser
Manager, Communications	Director, Investor Relations and Finance
(201) 369-8541	(402) 597-8464
christina.goethe@tdameritrade.com	jeffrey.goeser@tdameritrade.com
TD Ameritrade Delivers Record Asset Gathering in Fiscal 2010
Record Net New Assets of $34 Billion
Average Client Trades Per Day of 372,000
Fiscal 2010 Diluted Earnings Per Share of $1.00
Initiates Quarterly Dividend of $0.05 Per Share
OMAHA, Neb., October 26, 2010 — TD Ameritrade Holding Corporation (NASDAQ: AMTD) has released results for fiscal 2010. Despite a continued challenging economic environment, the Company maintained industry-leading daily average revenue trades, grew interest rate sensitive assets to a record $66 billion and, for the third consecutive year, delivered record organic growth in net new client assets.
The Company’s results for the fiscal year ended Sept. 30, 2010 include the following (year-over-year comparisons): (1)
•	Net income of $592 million, or $1.00 per diluted share

•	Average client trades per day of approximately 372,000

•	Record net new assets of approximately $34 billion, or an annualized growth rate of 11 percent on beginning client assets

•	Gross new accounts of 667,000, a decrease of 9 percent

•	Record average spread-based balances of approximately $52 billion, an increase of 64 percent

•	Average fee-based balances of approximately $62 billion, an increase of 4 percent

•	Net revenues of $2.6 billion, 48 percent of which were asset-based

•	Operating income of $965 million, or 38 percent of net revenues

•	Pre-tax income of $912 million, or 36 percent of net revenues

•	EBITDA of $1.1 billion, or 44 percent of net revenues(2)

•	Record client assets of approximately $355 billion, including $63 billion in client cash

•	Record interest rate sensitive assets of $66 billion(3)
“We are proud of how we have executed over the last two years,” said Fred Tomczyk, president and chief executive officer. “I can’t think of another company that has delivered the kind of organic growth we have, and received a credit ratings upgrade, refinanced their debt through a successful public offering, bought back nine percent of their outstanding stock, made an acquisition and introduced a dividend — all within a 24-month period that included the deepest and longest recession since the Great Depression. Continuing to focus on further enhancing the client experience, cross-selling and building out our retail and institutional channels will allow us to maintain our growth trends and remain opportunistic in 2011 and beyond.”
“Completing our cash management strategy in early 2010 helped us mitigate pressure from the low interest rate environment and increase asset-based revenues by 12 percent year over year. With interest rate-sensitive assets at an all-time high of $66 billion, we believe that we have a significant earnings upside once rates rise” said Bill Gerber, executive vice president and chief financial officer. “Closely managing our extension strategy, prudent expense management and wise use of cash, whether for investments in our growth or returning it to our shareholders, will serve us well as we build our long-term shareholder value.”
Fourth Quarter 2010 Results
In addition, the Company has released its results for the quarter ended Sept. 30, 2010, which include the following (year-over-year comparisons): (1)
•	Average client trades per day of approximately 318,000

•	Net new assets of approximately $6.0 billion, an annualized growth rate of 7 percent

•	Net revenues of $609 million, 53 percent of which were asset-based

•	Operating income of $197 million, or 32 percent of net revenues

•	Pre-tax income of $186 million, or 31 percent of net revenues

•	Net income of $114 million, or $0.20 per diluted share

•	EBITDA of $237 million, or 39 percent of net revenues(2)
Quarterly Dividend Initiated
The Company also announced that it has declared a $0.05 per share quarterly cash dividend, which is payable on Dec. 15, 2010 to all holders of record of common stock as of Dec. 1, 2010.
“Over the last two years, TD Ameritrade has deployed or returned over 100 percent of our net income to our shareholders,” Gerber continued. “Initiating a quarterly dividend is another effective way for us to continue returning that capital and potentially expand our investor base. Our financial position and cash flow remains healthy, providing us with the continued flexibility to pursue future growth opportunities.”
Fiscal 2011 Outlook
The Company has also released an updated Outlook Statement which reflects expected earnings of $0.90 to $1.20 per share for its 2011 fiscal year.
More information on the fiscal 2011 forecast is available through the Company’s “Outlook Statement,” located in the “Investor” section of its Web site, www.amtd.com.
Company Hosts Conference Call

TD Ameritrade will host its September Quarter conference call this morning, Oct. 26, 2010, at 7:30 a.m. CDT. Participants may listen to the call by dialing 877-881-2595. Interested parties may listen to a replay of the call by dialing 800-642-1687 and the passcode 90691004. The Company will Webcast the conference live at www.amtd.com Questions may be submitted in advance by emailing inquiries to TD Ameritrade Investor Relations.
AMTD-E
About TD Ameritrade Holding Corporation
TD Ameritrade Holding Corporation (NASDAQ: AMTD), through its brokerage subsidiaries,(4) combines innovative trading technology, easy-to-use-and-understand trading tools, investment services, investor education and superior client service to create a market-leading financial services experience. Now home to the award-winning thinkorswim trading technology(5) and the Investools investor education program, TD Ameritrade provides millions of retail investors, traders and independent registered investment advisors with the tools, service and support they need to help build confidence in today’s rapidly changing market environment. For more information and resources for journalists, please visit the TD Ameritrade newsroom at www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to realize the expected benefits from the thinkorswim acquisition, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 13, 2009 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1)	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

(2)	See attached reconciliation of non-GAAP financial measures.

(3)	Interest rate sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of September 30, 2010.

(4)	TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org), and TD Ameritrade Clearing, Inc., member FINRA/SIPC.

(5)	thinkorswim, prior to joining TD Ameritrade, earned 4.9 stars, the top score, in the category “Trading Technology”, and was rated #1 overall online broker in Barron’s ranking of online brokers, 3/15/2010. thinkorswim was evaluated versus others in eight total categories, including trade experience, trading technology, usability, range of offerings, research amenities, portfolio analysis and reporting, customer service and education and costs. thinkorswim topped the list in 2006, 2007, 2009, and 2010 with the highest weighted-average score. Barron’s is a registered trademark of Dow Jones & Company© 2006-2010.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$250,021	$333,081	$362,149	$1,193,761	$1,253,154

Asset-based revenues:
Interest revenue	112,266	112,804	98,116	427,723	362,076
Brokerage interest expense	(1,371)	(1,422)	(2,089)	(6,065)	(15,165)

Net interest revenue	110,895	111,382	96,027	421,658	346,911

Insured deposit account fees	176,837	180,075	143,198	682,206	568,084
Investment product fees	36,344	33,194	27,995	129,308	184,341

Total asset-based revenues	324,076	324,651	267,220	1,233,172	1,099,336

Other revenues	34,739	34,072	28,562	133,758	55,436

Net revenues	608,836	691,804	657,931	2,560,691	2,407,926

Operating expenses:
Employee compensation and benefits	154,683	156,251	144,757	622,449	511,170
Clearing and execution costs	21,945	22,387	24,031	90,367	70,877
Communications	30,604	27,030	25,729	106,933	83,121
Occupancy and equipment costs	38,718	35,452	34,682	142,902	124,296
Depreciation and amortization	15,460	14,499	12,592	57,032	45,891
Amortization of acquired intangible assets	24,741	25,119	25,582	100,463	73,870
Professional services	35,048	31,998	34,215	132,218	127,572
Advertising	61,648	51,596	55,951	250,007	197,121
Losses (gains) on money market funds and client guarantees	(1,587)	(9,209)	13,829	(12,732)	13,829
Other	30,331	36,420	23,902	105,679	58,701

Total operating expenses	411,591	391,543	395,270	1,595,318	1,306,448

Operating income	197,245	300,261	262,661	965,373	1,101,478

Other expense:
Interest on borrowings	11,094	11,197	7,824	44,858	40,070
Loss on debt refinancing	—	—	—	8,392	—
Loss on sale of investments	38	—	—	38	2,003

Total other expense	11,132	11,197	7,824	53,288	42,073

Pre-tax income	186,113	289,064	254,837	912,085	1,059,405

Provision for income taxes	72,154	109,625	98,097	319,897	415,700

Net income	$113,959	$179,439	$156,740	$592,188	$643,705

Earnings per share — basic	$0.20	$0.31	$0.27	$1.01	$1.11
Earnings per share — diluted	$0.20	$0.30	$0.26	$1.00	$1.10

Weighted average shares outstanding — basic	576,086	587,086	586,544	585,128	578,972
Weighted average shares outstanding — diluted	582,134	593,647	595,052	591,922	587,252

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Sept. 30, 2010	Sept. 30, 2009
Assets:
Cash and cash equivalents	$741,492	$791,211
Short-term investments	3,592	52,071
Segregated cash and investments	994,026	5,813,862
Broker/dealer receivables	1,207,723	1,777,741
Client receivables	7,391,432	5,712,261
Goodwill and intangible assets	3,591,272	3,696,820
Other	797,272	527,844

Total assets	$14,726,809	$18,371,810

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$1,934,315	$2,491,617
Client payables	6,810,391	9,914,823
Long-term debt	1,302,269	1,414,900
Other	908,065	999,187

Total liabilities	10,955,040	14,820,527

Stockholders’ equity	3,771,769	3,551,283

Total liabilities and stockholders’ equity	$14,726,809	$18,371,810

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Key Metrics:
Net new assets (in billions)	$6.0	$8.9	$5.4	$33.9	$26.6
Net new asset growth rate (annualized)	7%	10%	8%	11%	10%
Average client trades per day	317,684	413,461	410,576	371,835	371,579

Profitability Metrics:
Operating margin	32.4%	43.4%	39.9%	37.7%	45.7%
Pre-tax margin	30.6%	41.8%	38.7%	35.6%	44.0%
Return on client assets (annualized)	0.22%	0.34%	0.36%	0.28%	0.42%
Return on average stockholders’ equity (annualized)	12.0%	18.4%	18.2%	15.7%	20.8%
EBITDA(1) as a percentage of net revenues	39.0%	49.1%	45.7%	43.5%	50.6%

Debt and Liquidity Metrics:
Interest on borrowings (in millions)	$11.1	$11.2	$7.8	$44.9	$40.1
Average debt outstanding (in billions)	$1.3	$1.3	$1.4	$1.3	$1.4
Leverage ratio (average debt/annualized EBITDA(1))	1.3	0.9	1.2	1.2	1.2
Interest coverage ratio (EBITDA(1)/interest on borrowings)	21.4	30.4	38.5	24.8	30.4
Liquid Assets(1) (in billions)	$1.1	$1.2	$1.1	$1.1	$1.1
Cash and cash equivalents (in billions)	$0.7	$0.7	$0.8	$0.7	$0.8

Transaction-Based Revenue Metrics:
Total trades (in millions)	20.3	26.0	26.3	93.3	93.3
Average commissions and transaction fees per trade(2)	$12.29	$12.79	$13.53	$12.79	$13.35
Average client trades per account (annualized)	10.1	13.2	13.7	12.0	12.9
Activity rate — total accounts	4.0%	5.3%	5.5%	4.8%	5.1%
Activity rate — funded accounts	5.8%	7.6%	7.8%	6.9%	7.3%
Trading days	64.0	63.0	64.0	251.0	251.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$12.0	$12.6	$14.7	$13.3	$9.9
Average insured deposit account balances (in billions)	43.1	41.8	28.3	39.2	22.0

Average spread-based balance (in billions)	$55.1	$54.4	$43.0	$52.5	$31.9

Net interest revenue (excluding conduit business) (in millions)	$110.8	$111.2	$95.7	$420.9	$342.7
Insured deposit account fee revenue (in millions)	176.8	180.1	143.2	682.2	568.1

Spread-based revenue (in millions)	$287.6	$291.3	$238.9	$1,103.1	$910.8

Avg. annualized yield — interest-earning assets (excluding conduit business)	3.60%	3.50%	2.54%	3.13%	3.41%
Avg. annualized yield — insured deposit account fees	1.61%	1.70%	1.98%	1.72%	2.55%
Net interest margin (NIM)	2.04%	2.12%	2.17%	2.07%	2.81%

Interest days	92	91	92	365	365

Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$8.8	$9.1	$15.5	$9.9	$23.3
Average annualized yield	0.16%	0.10%	0.16%	0.10%	0.46%

Fee revenue (in millions)	$3.5	$2.3	$6.5	$9.9	$108.5

Other fee-based investment balances:
Average balance (in billions)	$57.1	$53.3	$41.5	$51.7	$36.1
Average annualized yield	0.22%	0.23%	0.20%	0.23%	0.21%

Fee revenue (in millions)	$32.8	$30.9	$21.5	$119.4	$75.8

Average fee-based investment balances (in billions)	$65.9	$62.4	$57.0	$61.6	$59.4
Average annualized yield	0.22%	0.21%	0.19%	0.21%	0.31%

Investment product fee revenue (in millions)	$36.3	$33.2	$28.0	$129.3	$184.3

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	7,890,000	7,788,000	7,491,000	7,563,000	6,895,000
New accounts opened	125,000	175,000	151,000	667,000	737,000
Accounts purchased	—	—	—	—	197,000
Accounts closed	(69,000)	(73,000)	(79,000)	(284,000)	(266,000)

Total accounts (end of period)	7,946,000	7,890,000	7,563,000	7,946,000	7,563,000

Percentage change during period	1%	1%	1%	5%	10%
Funded accounts (beginning of period)	5,440,000	5,379,000	5,291,000	5,279,000	4,918,000
Funded accounts (end of period)	5,455,000	5,440,000	5,279,000	5,455,000	5,279,000
Percentage change during period	0%	1%	(0%)	3%	7%
Client assets (beginning of period, in billions)	$323.8	$341.5	$265.0	$302.0	$278.0
Client assets (end of period, in billions)	$354.8	$323.8	$302.0	$354.8	$302.0
Percentage change during period	10%	(5%)	14%	17%	9%

(1)	See attached reconciliation of non-GAAP financial measures.

(2)	Average commissions and transaction fees per trade excludes thinkorswim active trader and TD Waterhouse UK businesses.
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$2.9	$3.4	$7.8	$4.7	$3.9
Average annualized yield	0.16%	0.13%	0.14%	0.13%	0.17%

Interest revenue (in millions)	$1.2	$1.1	$2.8	$6.3	$6.6

Client margin balances:
Average balance (in billions)	$7.6	$7.5	$5.2	$7.0	$4.5
Average annualized yield	4.68%	4.68%	4.86%	4.70%	5.14%

Interest revenue (in millions)	$91.0	$89.1	$65.0	$333.1	$234.2

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.5	$0.5	$0.7	$0.5	$0.4
Average securities lending balance (in billions)	$1.5	$1.8	$1.4	$1.6	$1.2

Interest revenue (in millions)	$19.3	$21.7	$29.2	$84.9	$105.4
Interest expense (in millions)	(0.4)	(0.4)	(0.4)	(1.4)	(2.9)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$18.9	$21.3	$28.8	$83.5	$102.5

Other cash and interest earning investments:
Average balance (in billions)	$1.0	$1.2	$1.0	$1.1	$1.1
Average annualized yield	0.09%	0.09%	0.10%	0.09%	0.33%

Interest revenue — net (in millions)	$0.3	$0.3	$0.2	$0.9	$3.5

Client credit balances:
Average balance (in billions)	$7.5	$7.7	$10.3	$8.5	$6.2
Average annualized cost	0.03%	0.03%	0.04%	0.03%	0.07%

Interest expense (in millions)	($0.6)	($0.6)	($1.1)	($2.9)	($4.1)

Average interest-earning assets (excluding conduit business) (in billions)	$12.0	$12.6	$14.7	$13.3	$9.9
Average annualized yield (excluding conduit business)	3.60%	3.50%	2.54%	3.13%	3.41%

Net interest revenue (excluding conduit business) (in millions)	$110.8	$111.2	$95.7	$420.9	$342.7

Conduit Business:
Average balance (in billions)	$0.4	$0.5	$0.8	$0.5	$1.2

Securities borrowing — conduit business:
Average annualized yield	0.34%	0.35%	0.37%	0.34%	0.86%

Interest revenue (in millions)	$0.3	$0.4	$0.7	$1.7	$10.9

Securities lending — conduit business:
Average annualized cost	0.18%	0.20%	0.21%	0.19%	0.53%

Interest expense (in millions)	($0.2)	($0.2)	($0.4)	($0.9)	($6.7)

Average interest-earning assets — conduit business (in billions)	$0.4	$0.5	$0.8	$0.5	$1.2
Average annualized yield — conduit business	0.16%	0.16%	0.16%	0.15%	0.33%

Net interest revenue — conduit business (in millions)	$0.1	$0.2	$0.3	$0.8	$4.2

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$12.0	$12.6	$14.7	$13.3	$9.9
Average interest-earning assets — conduit business (in billions)	0.4	0.5	0.8	0.5	1.2

Average interest-earning assets — total (in billions)	$12.4	$13.1	$15.5	$13.8	$11.1

Average annualized yield — total	3.51%	3.38%	2.42%	3.02%	3.07%

Net interest revenue (excluding conduit business) (in millions)	$110.8	$111.2	$95.7	$420.9	$342.7
Net interest revenue — conduit business (in millions)	0.1	0.2	0.3	0.8	4.2

Net interest revenue — total (in millions)	$110.9	$111.4	$96.0	$421.7	$346.9

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended						Fiscal Year Ended
	Sept. 30, 2010		June 30, 2010		Sept. 30, 2009		Sept. 30, 2010		Sept. 30, 2009
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$237,408	39.0%	$339,879	49.1%	$300,835	45.7%	$1,114,438	43.5%	$1,219,236	50.6%
Less:
Depreciation and amortization	(15,460)	(2.5%)	(14,499)	(2.1%)	(12,592)	(1.9%)	(57,032)	(2.2%)	(45,891)	(1.9%)
Amortization of acquired intangible assets	(24,741)	(4.1%)	(25,119)	(3.6%)	(25,582)	(3.9%)	(100,463)	(3.9%)	(73,870)	(3.1%)
Interest on borrowings	(11,094)	(1.8%)	(11,197)	(1.6%)	(7,824)	(1.2%)	(44,858)	(1.8%)	(40,070)	(1.7%)
Provision for income taxes	(72,154)	(11.9%)	(109,625)	(15.8%)	(98,097)	(14.9%)	(319,897)	(12.5%)	(415,700)	(17.3%)

Net income	$113,959	18.7%	$179,439	25.9%	$156,740	23.8%	$592,188	23.1%	$643,705	26.7%

			As of
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2010	2010	2010	2009	2009
Liquid Assets (2)
Liquid assets	$1,111,995	$1,157,356	$1,197,979	$1,127,354	$1,142,127
Plus: Broker-dealer cash and cash equivalents	426,618	510,593	443,329	677,523	473,996
Trust company cash and cash equivalents	50,937	51,488	82,331	34,541	25,143
Investment advisory cash and cash equivalents	28,944	26,946	23,401	20,870	18,935
Less: Corporate short-term investments	—	(739)	—	(38,237)	(49,496)
Excess trust company Tier 1 capital	(12,284)	(12,637)	(3,120)	(3,995)	(4,658)
Excess broker-dealer regulatory net capital	(864,718)	(1,016,544)	(910,340)	(914,165)	(814,836)

Cash and cash equivalents	$741,492	$716,463	$833,580	$903,891	$791,211

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Liquid assets is considered a non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of 120% of the minimum dollar net capital requirement or in excess of 8 1/3% of aggregate indebtedness and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We include the excess capital of our broker-dealer and trust company subsidiaries in liquid assets, rather than simply including broker-dealer and trust company cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust company subsidiaries to the parent company. Excess capital, as defined under clauses (c) and (d) above, is generally available for dividend from the broker-dealer and trust company subsidiaries to the parent company. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.